                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                       _________________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event report)         December 16, 1996
                                                            --------------------

               The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS Asset Backed Certificates, Series 1996-A) and each of the Originators listed on Schedule A attached hereto.


                             The Money Store, Inc.
                          ---------------------------
            (Exact name of registrant as specified in its charter)



       New Jersey                        33-84492                    Applied For
       ----------                        --------                    -----------

       State or other                  (Commission                 (IRS Employer
       jurisdiction of                 File Number)                  ID Number)
       incorporation)


       2840  Morris  Avenue,  Union,  New  Jersey   07083
       --------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,
       including area code:                                  (908) 686-2000
                                                             --------------

                                   n/a
       --------------------------------------------------
       (Former name or former address, if changed since last report)

Item 5              Other Events
                    ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the December 16, 1996 Remittance Date.


Item 7              Financial Statements and Exhibits
                    ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated 'by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  THE MONEY STORE INC.



                                                  By: \s\ Harry Puglisi
                                                  -------------------------
                                                  Name:  Harry Puglisi
                                                  Title:     Treasurer



Dated:  December 31, 1996

                                  Schedule A

                              List of Originators
                              -------------------

                                    1996-A
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 29, 1996, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-A FOR THE DECEMBER 11, 1996 DETERMINATION DATE.

                                                                   POOL I              POOL II         POOL III          POOL IV
1.  AGGREGATE AMOUNT RECEIVED (5.03b)                          $11,596,125.80       $4,402,670.60    $1,480,451.79     $146,356.97
    ADJ: RECALCULATION                                                   0.00                0.00             0.00            0.00
                                                             ---------------------------------------------------------------------

                                                                11,596,125.80        4,402,670.60     1,480,451.79      146,356.97

    LESS: SERVICE FEE (7.03 & 5.04)                                 82,105.06           21,888.44        10,998.51        2,993.80
          CONTINGENCY FEE (7.03 & 5.04)                             82,105.06           21,888.44        10,998.51        2,993.80
                                                                    37,910.85           21,220.39         1,787.07            0.00
          UNREIMBURSED MONTHLY ADVANCES (5.04 b)                         0.00                0.00             0.00            0.00
                                                             ---------------------------------------------------------------------

                                                                   202,120.97           64,997.27        23,784.09        5,987.60
    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
            COMPENSATING INTEREST (6.12)                                 0.00                0.00             0.00            0.00
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                            0.00                0.00             0.00            0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                   0.00                0.00             0.00            0.00
                                                             ---------------------------------------------------------------------

                                                                         0.00                0.00             0.00            0.00

    LESS: EXCESS SPREAD (1-19)                                   1,161,292.41          353,945.83       238,861.87       41,787.51
          SUBORDINATION REDUCTION AMOUNT (1-56)                          0.00                0.00             0.00            0.00

                                                             ---------------------------------------------------------------------

                                                                 1,161,292.41          353,945.83       238,861.87       41,787.51
                                                             ----------------   -----------------   --------------  --------------
AVAILABLE REMITTANCE AMOUNT                                     10,232,712.42        3,983,727.50     1,217,805.83       98,590.86
                                                             ================   =================   ==============  ==============

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           52,470,947.27

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           36,027,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           66,142,000.00

    (D) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           81,741,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           35,888,000.00

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           31,902,000.00

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           52,540,000.00

    (H) CLASS A-8 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           41,937,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                          106,951,785.30

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           24,242,315.49

    (F) CLASS A-11 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                           18,520,000.00

   (G) CLASS A-12 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                          8,980,000.00

   (H) CLASS A-13 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                         14,523,732.00

3. PRINCIPAL DISTRIBUTION AMOUNTS:
   CLASS A-1                                                     9,151,447.10
   CLASS A-2                                                             0.00
   CLASS A-3                                                             0.00
   CLASS A-4                                                             0.00
   CLASS A-5                                                             0.00
   CLASS A-6                                                             0.00
   CLASS A-7                                                             0.00
   CLASS A-8                                                             0.00

   TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                   9,151,447.10

   CLASS A-9                                                     3,737,923.30

   TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT:                  3,737,923.30

   CLASS A-10                                                    1,152,436.16
   CLASS A-11                                                            0.00
   CLASS A-12                                                            0.00

   TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT:                 1,152,436.16

   CLASS A-13                                                       45,229.23

   TOTAL POOL IV PRINCIPAL DISTRIBUTION AMOUNT:                     45,229.23

4. TOTAL AMOUNT OF POOL I,II,III & IV
     INSURED PAYMENTS                                                    0.00

5. (A) SUBORDINATED AMOUNT
           POOL I                                                8,259,685.77
           POOL II                                               2,864,143.51
           POOL III                                              3,702,663.11
           POOL IV                                               1,262,482.14

   (B) SPECIFIED SUBORDINATED AMOUNT
           POOL I                                               10,350,000.00
           POOL II                                               3,125,000.00
           POOL III                                              5,400,000.00
           POOL IV                                               1,800,000.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD                            # ACCOUNTS         DOLLARS
           POOL I                                136             6,849,696.56
           POOL II                                39             3,254,716.94
           POOL III                               48               620,482.84
           POOL IV                                 0                     0.00

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD
           POOL I                                                  747,050.79
           POOL II                                                 186,396.11
           POOL III                                                 68,276.09
           POOL IV                                                       0.00

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD
           POOL I                                                  471,635.64
           POOL II                                                  35,953.76
           POOL III                                                227,490.73
           POOL IV                                                   6,564.71

9. AMOUNT OF INTEREST RECEIVED
           POOL I                                                3,489,831.96
           POOL II                                                 904,383.40
           POOL III                                                557,841.21
           POOL IV                                                 139,811.26

10.  (A) AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
         INTEREST TO BE MADE ON THE DETERMINATION DATE
         TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01(a)(ii)
           POOL I                                                                                                0.00
           POOL II                                                                                               0.00
           POOL III                                                                                              0.00
           POOL IV                                                                                               0.00
     (B) AMOUNT OF COMPENSATING INTEREST
           POOL I                                                                                            2,019.78
           POOL II                                                                                              78.13
           POOL III                                                                                              0.01
           POOL IV                                                                                               0.00

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
           POOL I                                                                                            1,431.26
           POOL II                                                                                           2,504.56
           POOL III                                                                                              0.00
           POOL IV                                                                                               0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                                 271,974.41
       (B) PRINCIPAL DISTRIBUTION AMOUNT                              9,151,447.10
       (C) CARRY FORWARD AMOUNT                                               0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                     0.00

       TOTAL CLASS A-1 REMITTANCE AMOUNT                                                                 9,423,421.51

     CLASS A-2 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                                 190,042.43
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                      0.00
       (C) CARRY FORWARD AMOUNT                                               0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                     0.00

       TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                   190,042.43

     CLASS A-3 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                                 354,410.88
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                      0.00
       (C) CARRY FORWARD AMOUNT                                               0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                     0.00

       TOTAL CLASS A-3 REMITTANCE AMOUNT                                                                   354,410.88

     CLASS A-4 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                                 444,807.28
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                      0.00
       (C) CARRY FORWARD AMOUNT                                               0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                     0.00

       TOTAL CLASS A-4 REMITTANCE AMOUNT                                                                   444,807.28

     CLASS A-5 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                                 204,860.67
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                      0.00
       (C) CARRY FORWARD AMOUNT                                               0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                     0.00

       TOTAL CLASS A-5 REMITTANCE AMOUNT                                                                   204,860.67

     CLASS A-6 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                                 185,031.60
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                      0.00
       (C) CARRY FORWARD AMOUNT                                               0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                     0.00

       TOTAL CLASS A-6 REMITTANCE AMOUNT                                                                   185,031.60

CLASS A-7 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT                      322,245.33
 (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
 (C) CARRY FORWARD AMOUNT                                    0.00
 (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

 TOTAL CLASS A-7 REMITTANCE AMOUNT                                    322,245.33

CLASS A-8 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT                      267,697.85
 (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
 (C) CARRY FORWARD AMOUNT                                    0.00
 (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

 TOTAL CLASS A-8 REMITTANCE AMOUNT                                    267,697.85

POOL I REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT                    2,241,070.44
 (B) PRINCIPAL DISTRIBUTION AMOUNT                   9,151,447.10
 (C) CARRY FORWARD AMOUNT                                    0.00
 (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

 TOTAL POOL I REMITTANCE AMOUNT                                    11,392,517.54

CLASS A-9 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT                      528,178.42
 (B) PRINCIPAL DISTRIBUTION AMOUNT                   3,737,923.30
 (C) CARRY FORWARD AMOUNT                                    0.00
 (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

 TOTAL CLASS A-9 REMITTANCE AMOUNT                                  4,266,101.72

POOL II REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT                      528,178.42
 (B) PRINCIPAL DISTRIBUTION AMOUNT                   3,737,923.30
 (C) CARRY FORWARD AMOUNT                                    0.00
 (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

 TOTAL POOL II REMITTANCE AMOUNT                                    4,266,101.72

CLASS A-10 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT                      128,686.29
 (B) PRINCIPAL DISTRIBUTION AMOUNT                   1,152,436.16
 (C) CARRY FORWARD AMOUNT                                    0.00
 (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

 TOTAL CLASS A-10 REMITTANCE AMOUNT                                 1,281,122.45

CLASS A-11 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT                      105,255.33
 (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
 (C) CARRY FORWARD AMOUNT                                    0.00
 (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

 TOTAL CLASS A-11 REMITTANCE AMOUNT                                   105,255.33

CLASS A-12 REMITTANCE AMOUNT:
 (A) CURRENT INTEREST REQUIREMENT                       55,750.83
 (B) PRINCIPAL DISTRIBUTION AMOUNT                           0.00
 (C) CARRY FORWARD AMOUNT                                    0.00
 (D) MONTHLY ADVANCE FOR BANKRUPTCY                          0.00

 TOTAL CLASS A-12 REMITTANCE AMOUNT                                    55,750.83

POOL III REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                          289,692.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       1,152,436.16
     (C) CARRY FORWARD AMOUNT                                        0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

     TOTAL POOL III REMITTANCE AMOUNT                                                     1,442,128.62

CLASS A-13 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                           89,684.05
     (B) PRINCIPAL DISTRIBUTION AMOUNT                          45,229.23
     (C) CARRY FORWARD AMOUNT                                        0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

     TOTAL CLASS A-13 REMITTANCE AMOUNT                                                     134,913.28

POOL IV REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                           89,684.05
     (B) PRINCIPAL DISTRIBUTION AMOUNT                          45,229.23
     (C) CARRY FORWARD AMOUNT                                        0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                              0.00

     TOTAL POOL IV REMITTANCE AMOUNT                                                        134,913.28

14.(A) REIMBURSABLE AMOUNTS                                          0.00
   (B) CLASS R REMITTANCE AMOUNT PAYABLE PURSUANT
        TO SECTION 6.08(d) (III) AND (iv)
         POOL I                                                      0.00
         POOL II                                                     0.00
         POOL III                                                    0.00
         POOL IV                                                     0.00

15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                     43,319,500.17

(B)  CLASS A-2 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                     36,027,000.00

(C)  CLASS A-3 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                     66,142,000.00

(D)  CLASS A-4 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                     81,741,000.00

(E)  CLASS A-5 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                     35,888,000.00

(F)  CLASS A-6 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                     31,902,000.00

(G)  CLASS A-7 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                     52,540,000.00

      (H) CLASS A-8 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                    41,937,000.00

      (I) CLASS A-9 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                   103,213,862.00

      (J) CLASS A-10 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                    23,089,879.33

      (K) CLASS A-11 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                    18,520,000.00

      (L) CLASS A-12 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                     8,980,000.00

      (M) CLASS A-13 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                    14,478,502.77

      (O) TOTAL POOL I PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                   389,496,500.17

      (P) TOTAL POOL II PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                   103,213,862.00

      (Q) TOTAL POOL III PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                    50,589,879.33

      (R) TOTAL POOL IV PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                    14,478,502.77

16.   (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL I, II, III AND IV)                100.00%
      (B) EXCESS SPREAD (POOL I)                                                 1,161,292.41
          EXCESS SPREAD (POOL II)                                                  353,945.83
          EXCESS SPREAD (POOL III)                                                 238,861.87
          EXCESS SPREAD (POOL IV)                                                   41,787.51
          TOTAL EXCESS SPREAD (POOL I, II, III and IV)                           1,795,887.62
      (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                          0.00
          REMAINDER EXCESS SPREAD AMOUNT POOL II                                         0.00
          REMAINDER EXCESS SPREAD AMOUNT POOL III                                        0.00
          REMAINDER EXCESS SPREAD AMOUNT POOL IV                                         0.00
          TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II, III and IV                    0.00

17. CUMULATIVE REALIZED LOSSES
          POOL I                                                45,523.85
          POOL II                                                2,504.56
          POOL III                                                   0.00
          POOL IV                                                    0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
          POOL I                                                  266.383
          POOL II                                                 349.500
          POOL III                                                185.175
          POOL IV                                                 335.312
    (B) THE WEIGHTED AVERAGE MORTGAGE
     INTEREST RATE
          POOL I                                                   10.660%
          POOL II                                                  10.313%
          POOL III                                                 12.696%
          POOL IV                                                  11.691%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
          POOL I                                                82,105.06
          POOL II                                               21,888.44
          POOL III                                              10,998.51
          POOL IV                                                2,993.80
    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
          POOL I                                                82,105.06
          POOL II                                               21,888.44
          POOL III                                              10,998.51
          POOL IV                                                2,993.80
    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
          POOL I                                                16,610.33
          POOL II                                                4,456.32
          POOL III                                               2,155.93
          POOL IV                                                  605.16
    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT - MBIA
          POOL I                                                33,221.00
          POOL II                                               10,695.00
          POOL III                                              12,936.00
          POOL IV                                                6,657.00
    (E) FHA PREMIUM ACCOUNT                                      5,726.33

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:
                                                 POOL I             POOL II
        (A) SECTION 5.04 (b)                       0.00              0.00
        (B) SECTION 5.04 (c)                       0.00              0.00
        (C) SECTION 5.04 (d)(ii)                   0.00              0.00
        (D) SECTION 5.04 (e)                       0.00              0.00
        (E) SECTION 5.04 (f)(i)              164,210.12         43,776.88

                                               POOL III             POOL IV
        (A) SECTION 5.04 (b)                       0.00              0.00
        (B) SECTION 5.04 (c)                       0.00              0.00
        (C) SECTION 5.04 (d)(ii)                   0.00              0.00
        (D) SECTION 5.04 (e)                       0.00              0.00
        (E) SECTION 5.04 (f)(i)               21,997.02          5,987.60

O
   21. CLASS A-1 POOL FACTOR (1-5):
      CURRENT CLASS A-1 PRINCIPAL BALANCE               43,319,500.17   0.41724377
      ORIGINAL CLASS A-1 PRINCIPAL BALANCE             103,823,000.00

      CLASS A-2 POOL FACTOR (1-5):
      CURRENT CLASS A-2 PRINCIPAL BALANCE               36,027,000.00   1.00000000
      ORIGINAL CLASS A-2 PRINCIPAL BALANCE              36,027,000.00

      CLASS A-3 POOL FACTOR (1-5):
      CURRENT CLASS A-3 PRINCIPAL BALANCE               66,142,000.00   1.00000000
      ORIGINAL CLASS A-3 PRINCIPAL BALANCE              66,142,000.00

      CLASS A-4 POOL FACTOR (1-5):
      CURRENT CLASS A-4 PRINCIPAL BALANCE               81,741,000.00   1.00000000
      ORIGINAL CLASS A-4 PRINCIPAL BALANCE              81,741,000.00

      CLASS A-5 POOL FACTOR (1-5):
      CURRENT CLASS A-5 PRINCIPAL BALANCE               35,888,000.00   1.00000000
      ORIGINAL CLASS A-5 PRINCIPAL BALANCE              35,888,000.00

      CLASS A-6 POOL FACTOR (1-5):
      CURRENT CLASS A-6 PRINCIPAL BALANCE               31,902,000.00   1.00000000
      ORIGINAL CLASS A-6 PRINCIPAL BALANCE              31,902,000.00

      CLASS A-7 POOL FACTOR (1-5):
      CURRENT CLASS A-7 PRINCIPAL BALANCE               52,540,000.00   1.00000000
      ORIGINAL CLASS A-7 PRINCIPAL BALANCE              52,540,000.00

      CLASS A-8 POOL FACTOR (1-5):
      CURRENT CLASS A-8 PRINCIPAL BALANCE               41,937,000.00   1.00000000
      ORIGINAL CLASS A-8 PRINCIPAL BALANCE              41,937,000.00

      POOL I FACTOR:
      CURRENT CLASS A-1 PRINCIPAL BALANCE              389,496,500.17   0.86554778
      ORIGINAL CLASS A-1 PRINCIPAL BALANCE             450,000,000.00

      CLASS A-9 (POOL II) FACTOR:
      CURRENT CLASS A-9 (POOL II)PRINCIPAL BALANCE     103,213,862.00   0.82571090
      ORIGINAL CLASS A-9 (POOL II) PRINCIPAL BALANCE   125,000,000.00

      CLASS A-10 POOL FACTOR (1-5):
      CURRENT CLASS A-10 PRINCIPAL BALANCE              23,089,879.33   0.71045783
      ORIGINAL CLASS A-10 PRINCIPAL BALANCE             32,500,000.00

      CLASS A-11 POOL FACTOR (1-5):
      CURRENT CLASS A-11 PRINCIPAL BALANCE              18,520,000.00   1.00000000
      ORIGINAL CLASS A-11 PRINCIPAL BALANCE             18,520,000.00

      CLASS A-12 POOL FACTOR (1-5):
      CURRENT CLASS A-12 PRINCIPAL BALANCE               8,980,000.00   1.00000000
      ORIGINAL CLASS A-12 PRINCIPAL BALANCE              8,980,000.00

      POOL III FACTOR:
      CURRENT POOL III PRINCIPAL BALANCE                50,589,879.33   0.84316466
      ORIGINAL POOL III PRINCIPAL BALANCE               60,000,000.00

      CLASS A-14 (POOL IV) FACTOR (1-5):
      CURRENT CLASS A-14 PRINCIPAL BALANCE              14,478,502.77   0.96523352
      ORIGINAL CLASS A-14 PRINCIPAL BALANCE             15,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
        POOL I                                                                                      10.660%
        POOL II                                                                                     10.313%
        POOL III                                                                                    12.696%
        POOL IV                                                                                     11.691%
    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
        POOL I                                                                                      10.010%
        POOL II                                                                                      9.663%
        POOL III                                                                                    10.846%
        POOL IV                                                                                     10.591%
    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5,
        CLASS A-6, CLASS A-7 AND CLASS A-8 ADJUST MORTGAGE LOAN REMITTANCE RATE                      6.908%
        CLASS A-9 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                             5.735%
        CLASS A-10, CLASS A-11 AND CLASS A-12
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                       7.076%
        CLASS A-14 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                            8.010%
                                                                           ----------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                             09/30/96       10/31/96       11/30/96
                                                                           ----------------------------------------------
        POOL I                                                                  10.677%        10.665%        10.660%
        POOL II                                                                 10.188%        10.283%        10.313%
        POOL III                                                                12.694%        12.692%        12.696%
        POOL IV                                                                 11.891%        11.691%        11.691%

23.     CLASS A-9 REMITTANCE                                                                         5.73500%
        IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
        LIBOR PLUS MARGIN FOR CLASS A-9                                                              N/A

24.     LIBOR RATE                                                                                   5.73500%

25.     POOL II NET FUNDS CAP (RATE)                                                                   9.593%
        CLASS A-9 NET FUNDS CAP                                                                         0.00

26.     CLASS A-9 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                                          0.00
        MAXIMUM POOL II RATE FOR THE DUE PERIOD                                                         0.00

27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
        INTEREST CARRYOVER                                                                              0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                                                                0.00

28. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                          5,726.33
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                             8,666.45

29.     AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
        RECEIVED DURING THE MONTH                                                                       0.00

30.     THE RESERVE AMOUNT FOR THE DUE PERIOD                                                   6,000,000.00

31.     CLAIMS FILED DURING THE DUE PERIOD                                                         66,716.00

32.     CLAIMS PAID DURING THE PERIOD                                                                   0.00

33.     CLAIMS DENIED BY FHA DURING THE DUE PERIOD                                                      0.00

34.     CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                       100,813.14

36.     OTHER INFORMATION
    (A) SPREAD ACCOUNT BALANCES
        POOL I                                                                                          0.00
        POOL II                                                                                         0.00
        POOL III                                                                                1,855,716.89
        POOL IV                                                                                   931,576.55
    (B) AMOUNT TO BE DEPOSITED INTO POOL III
        SPREAD ACCOUNT DUE TO TRIGGER ACTIVATION                                                           0

                             EXHIBIT O ( POOL I )
                 REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1996

REMIC            OUTSTANDING          #
SERIES           DOLLARS              ACCOUNTS RANGES           AMOUNT       NO      PCT

1996-A-I         $398,839,250.05      7172 1 TO 29 DAYS       84,513,856.15   1579   21.19%
                                          30 TO 59 DAYS       10,163,463.34    196    2.55%
                                          60 TO 89 DAYS        4,587,124.21     95    1.15%
                                          90 AND OVER          6,820,262.60    129    1.71%

                                          FORECLOSURE          8,734,151.25    136    2.19%
                                          REO PROPERTY            71,200.00      1    0.02%

                                          TOTALS            $114,890,057.55  2.136   28.81%
                                                             ==============  =====   =====

                             EXHIBIT O ( POOL II )

                 REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1996

REMIC              OUTSTANDING     #
SERIES             DOLLARS         ACCOUNTS RANGES       AMOUNT         NO      PCT
1996-A-II    $106,338,862.00      1193 1 TO 29 DAYS      23,463,855.53  273   22.07%
                                      30 TO 59 DAYS       4,243,110.29   49    3.99%
                                      60 TO 89 DAYS       2,260,312.42   21    2.13%
                                      90 AND OVER         2,428,669.55   27    2.28%

                                      FORECLOSURE         1,840,399.83   20    1.73%
                                      REO PROPERTY                0.00    0    0.00%
                                      TOTALS            $34,236,347.62  390   32.20%
                                                        ==============  ===   =====

                                                        EXHIBIT O (POOL III)
                                   REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1996

REMIC         OUTSTANDING              #
SERIES        DOLLARS                  ACCOUNTS     RANGES           AMOUNT               NO          PCT
   1996-A-III    $52,673,012.05             3624    1 TO 29 DAYS       11,309,931.84         751          21.47%
                                                   30 TO 59 DAYS        1,670,446.81         121           3.17%
                                                   60 TO 89 DAYS          847,513.57          56           1.61%
                                                   90 AND OVER          1,579,276.77         107           3.00%
                                                   CLAIMS PENDING         100,813.14           8           0.19%

                                                   FORECLOSURE            374,202.77          24           0.71%
                                                   REO PROPERTY            17,490.00           0           0.03%


                                                   TOTALS             $15,899,674.90       1,067          30.19%
                                                                     ============================================

                                                        EXHIBIT O (POOL IV)

                                   REMIC DELINQUENCIES AS OF -NOVEMBER 30, 1996
REMIC         OUTSTANDING              #
SERIES        DOLLARS                  ACCOUNTS    RANGES           AMOUNT               NO          PCT
   1996-A-IV      14,848,082.86               74    1 TO 29 DAYS        2,073,454.50           7          13.96%
                                                   30 TO 59 DAYS          302,198.47           2           2.04%
                                                   60 TO 89 DAYS          400,000.00           1           2.69%
                                                   90 AND OVER             94,097.28           1           0.63%

                                                   FORECLOSURE                  0.00           0           0.00%
                                                   REO PROPERTY                 0.00           0           0.00%


                                                   TOTALS              $2,869,750.25          11          19.33%
                                                                     ============================================

1996-A

The following additional information, presented in dollars, pursuant to Section
8.10 subclauses (ii),(vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                                    POOL I

SUBCLAUSE      CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4      CLASS A-5
-------------------------------------------------------------------------------------
(ii)             505.39          998.75       1,000.00       1,000.00       1,000.00

(vi)              65.97            0.00           0.00           0.00           0.00

(vii)              7.20            0.00           0.00           0.00           0.00

(viii)             4.54            0.00           0.00           0.00           0.00

(xiii)  (a)        2.62            5.27           5.36           5.44           5.71
        (b)       88.14            0.00           0.00           0.00           0.00
        (c)        0.00            0.00           0.00           0.00           0.00
        (d)        0.00            0.00           0.00           0.00           0.00

(xv)             417.24          998.75       1,000.00       1,000.00       1,000.00

(xxxvi)            0.00            0.00           0.00           0.00           0.00

                                                                            POOL II

SUBCLAUSE      CLASS A-6      CLASS A-7      CLASS A-8                     CLASS A-9
----------------------------------------------------------               ------------
(ii)           1,000.00        1,000.00       1,000.00                        855.61

(vi)               0.00               0           0.00                         26.04

(vii)              0.00               0           0.00                          1.49

(viii)             0.00               0           0.00                          0.29

(xiii)  (a)        5.80            6.13           6.38                          4.23
        (b)        0.00               0           0.00                         29.90
        (c)        0.00               0           0.00                          0.00
        (d)        0.00               0           0.00                          0.00

(xv)           1,000.00          506.05       1,000.00                        825.71

(xxxvi)            0.00               0              0                          0.00

                              POOL III                                      POOL IV

SUBCLAUSE      CLASS A-10     CLASS A-11     CLASS A-12                    CLASS A-13
----------------------------------------------------------               ------------
(ii)             745.92        1,000.00       1,000.00                        968.25

(vi)              19.09            0.00           0.00                          0.00

(vii)              2.10            0.00           0.00                          0.00

(viii)             7.00            0.00           0.00                          0.44

(xiii)  (a)        3.96            5.68           6.21                          5.98
        (b)       35.46            0.00           0.00                          3.02
        (c)        0.00            0.00           0.00                          0.00
        (d)        0.00            0.00           0.00                          0.00

(xv)             710.46        1,000.00       1,000.00                        965.23

(xxxvi)            0.00            0.00           0.00                          0.00

103,823.00               36,072.00                66,142.00                81,741.00
 35,888.00               31,902.00                52,540.00                41,937.00
125,000.00               32,500.00                18,520.00                 8,980.00
                         15,000.00